UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 ---------------

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 5, 2006
                        (Date of Earliest Event Reported)


                        GLOBAL CASH ACCESS HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                 001-32622                20-0723270
 (State or Other Jurisdiction      (Commission             (IRS Employer
       of Incorporation)           File Number)          Identification No.)



                3525 East Post Road, Suite 120
                       Las Vegas, Nevada                       89120
           (Address of Principal Executive Offices)          (Zip Code)



                                 (800) 833-7110
              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01.   Regulation FD Disclosure.

      During the six-month period ended June 30, 2006, the registrant's revenues from gaming establishments located in Atlantic City, New Jersey represented approximately ten percent (10%) of the Company's consolidated revenues during the period.

      This Current Report on Form 8-K is furnished to, but not filed with, the Securities and Exchange Commission. The information contained herein shall not be incorporated by reference into any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             GLOBAL CASH ACCESS HOLDINGS, INC.


Date: July 5, 2006                           By: /s/ Harry C. Hagerty III
                                                 -------------------------------
                                                 Harry C. Hagerty III
                                                 Chief Financial Officer